UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2025

Fortress Net Lease REIT
(Exact name of registrant as specified in its charter)

Maryland	000-56632	92-1937121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(212) 798-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 25, 2025, FNLR OP LP, as borrower (the “Borrower”), Fortress Net Lease REIT, as guarantor (the “Company”), the other guarantors party thereto (together with the Company, the “Guarantors” and, collectively with the Borrower, the “Loan Parties”), entered into that certain Third Amendment to Credit Agreement and New Lender Joinder Agreement (the “Third Amendment”) with each lender and letter of credit issuer party thereto, Bank of America, N.A. as administrative agent (the “Administrative Agent”), and each of JPMorgan Chase Bank, N.A. and M&T Bank, as a Joint Leader Arranger and revolving credit lender and term loan lender thereunder, amending that certain Credit Agreement, initially dated August 13, 2024 and as most recently amended on April 11, 2025, among the Loan Parties, the lenders and the letter of credit issuer party thereto and the Administrative Agent.  Capitalized terms used herein but not defined will have the meanings ascribed to such terms in the Third Amendment.

Pursuant to the Third Amendment, the aggregate principal amount of the Credit Facilities was increased from $1,075,000,000 to $1,275,000,000 in the form of (i) an increase in the aggregate commitments to the revolving credit facility from $892,500,000 to $1,047,500,000, of which $25,000,000 is available for standby letters of credit (the “Revolving Credit Facility”), and (ii) an increase in the aggregate outstanding principal amount of the term loan from $182,500,000 to $227,500,000 (the “Term Loan Facility” and, together with the Revolving Credit Facility, the “Credit Facilities”).  In addition, pursuant to the Third Amendment, subject to the satisfaction of certain criteria and conditions, the Loan Parties may offer Loan Assets that qualify as First Mortgage Investments to be included in the calculation of Borrowing Base Value.

The foregoing description is only a summary of the material provisions of the Third Amendment and is qualified in its entirety by reference to the full text of the Third Amendment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2025

Fortress Net Lease REIT

	By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer